SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 14, 2006
(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Alternative Loan Trust 2006-3 Mortgage Pass-Through Certificates, Series 2006-3)

MASTR ALTERNATIVE LOAN TRUST 2006-3
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-06	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $269,163,030 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 3-A-1, Class A-LR, Class A-UR, Class PO, Class 15-A-X, Class 30-A-X, Class B-1, Class B-2 and Class B-3 Certificates of its MASTR Alternative Loan Trust 2006-3, Mortgage Pass-Through Certificates, Series 2006-3 on June 29, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 29, 2006, as supplemented by the Prospectus Supplement dated June 29, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2006, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) and as custodian (in such capacity, the “Custodian”) and The Bank of New York, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 3-A-1, Class A-LR, Class A-UR, Class PO, Class 15-A-X, Class 30-A-X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class P. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $272,987,024 as of June 1, 2006.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of June 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Depositor and the Transferor.

99.3

Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among UBS Real Estate Securities Inc., as purchaser, American Home Mortgage Corp., as seller, and American Home Mortgage Servicing, Inc., as servicer.

99.4

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, American Home Mortgage Corp., as company and American Home Mortgage Servicing, Inc., as servicer.

99.5

Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005, between UBS Real Estate Securities Inc., as purchaser, and American Home Mortgage Corp., as company.

99.6

Amendment Number One to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated October 18, 2005, between American Home Mortgage Corp., as company, and UBS Real Estate Securities Inc., as purchaser.

99.7

Amendment Number Two to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated May 9, 2006, between American Home Mortgage Corp., as company, and UBS Real Estate Securities Inc., as purchaser.

99.8

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, and American Home Mortgage Corp., as company.

99.9

Servicing Agreement, dated January 1, 2006, among Wells Fargo Bank, N.A., as Master servicer, UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.10

Cenlar Transfer Notice, dated as of June 29, 2006, between UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.11

Amended and Restated Servicing Agreement, dated as of November 1, 2005, between UBS Real Estate Securities Inc., as owner, and Wells Fargo Bank, N.A., as servicer.

99.12

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and Wells Fargo Bank, N.A., as the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Peter Slagowitz

Name:

Peter Slagowitz

Title:

Managing Director

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

Dated:  July 14, 2006

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian and the Trustee.

99.1

Trust Agreement, dated as of June 1, 2006, by and among the Depositor, the Trustee and the Trust Administrator.

99.2

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Depositor and the Transferor.

99.3

Master Loan Purchase and Servicing Agreement, dated as of December 1, 2005, among UBS Real Estate Securities Inc., as purchaser, American Home Mortgage Corp., as seller, and American Home Mortgage Servicing, Inc., as servicer.

99.4

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, American Home Mortgage Corp., as company and American Home Mortgage Servicing, Inc., as servicer.

99.5

Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated as of May 1, 2005, between UBS Real Estate Securities Inc., as purchaser, and American Home Mortgage Corp., as company.

99.6

Amendment Number One to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated October 18, 2005, between American Home Mortgage Corp., as company, and UBS Real Estate Securities Inc., as purchaser.

99.7

Amendment Number Two to the Master Seller’s Purchase, Warranties and Interim Servicing Agreement, dated May 9, 2006, between American Home Mortgage Corp., as company, and UBS Real Estate Securities Inc., as purchaser.

99.8

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee, and American Home Mortgage Corp., as company.

99.9

Servicing Agreement, dated January 1, 2006, among Wells Fargo Bank, N.A., as Master servicer, UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.10

Cenlar Transfer Notice, dated as of June 29, 2006, between UBS Real Estate Securities Inc., as seller, and Cenlar FSB, as servicer.

99.11

Amended and Restated Servicing Agreement, dated as of November 1, 2005, between UBS Real Estate Securities Inc., as owner, and Wells Fargo Bank, N.A., as servicer.

99.12

Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006, by and among UBS Real Estate Securities Inc., as assignor, Mortgage Asset Securitization Transactions, Inc., as assignee and Wells Fargo Bank, N.A., as the company.